                                                              EXHIBIT 24

                  CERTIFIED COPY OF RESOLUTION ADOPTED AT THE
                  REGULAR MEETING OF THE BOARD OF DIRECTORS OF
                             UNION ELECTRIC COMPANY
                        HELD ON FRIDAY, DECEMBER 8, 1995
                  --------------------------------------------

          RESOLVED, that the proper officers and directors of this Company be and hereby are authorized and directed to execute the 1995 Annual Report Form 10-K ("Form 10-K") and such amendments thereto as they may deem necessary or desirable; that the name of any officer or director of the Company required to sign such Form 10-K or any amendment thereto, may be signed by C. W. Mueller and/or Donald E. Brandt and/or James C. Thompson, and/or the duly appointed substitute thereof, pursuant to duly executed powers of attorney providing said named persons with, among other things, full power of substitution and revocation; and that the officers of this Company be and hereby are authorized and directed to file such Form 10-K and any amendments thereto with the Securities and Exchange Commission when executed by or on behalf of the proper officers and the directors of the Company.

                                             I hereby certify that the foregoing
                                        is a true and correct copy of resolution adopted at the regular meeting of the Board of Directors of Union Electric Company, held pursuant to due notice on Friday, December 8, 1995, at the General Office Building of the Company, St. Louis, Missouri, and that such resolution is still in full force and effect.

                                        March 22, 1996

                                        /s/ James C. Thompson
                                                Secretary


[CORPORATE SEAL]

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Charles W. Mueller hereby appoints Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as President (Principal Executive Officer and a Director of Union Electric Company to the 1995 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of February, 1996.

                                /s/ C.W. Mueller            (L.S.)
                                ---------------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )

        On this 15th day of February, 1996, before me, the undersigned Notary Public in and for said State, personally appeared Charles W. Mueller, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                          /s/ Barbara Lungwitz
                    -----------------------------------
                             Barbara Lungwitz
                        Notary Public - Notary Seal
[SEAL]                       STATE OF MISSOURI
                             City of St. Louis
                    My Commission Expires Sept. 2, 1999

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Donald E. Brandt hereby appoints Charles W. Mueller and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as Senior Vice President (Principal Accounting and Financial Officer) of Union Electric Company to the 1995 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of February, 1996.

                                /s/ Donald E. Brandt        (L.S.)
                                ---------------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )

        On this 15th day of February, 1996, before me, the undersigned Notary Public in and for said State, personally appeared Donald E. Brandt, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                          /s/ Barbara Lungwitz
                    -----------------------------------
                             Barbara Lungwitz
                        Notary Public - Notary Seal
[SEAL]                       STATE OF MISSOURI
                             City of St. Louis
                    My Commission Expires Sept. 2, 1999

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Willam E. Cornelius hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1995 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of February, 1996.

                                /s/ William E. Cornelius    (L.S.)
                                ---------------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )

        On this 15th day of February, 1996, before me, the undersigned Notary Public in and for said State, personally appeared William E. Cornelius, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                          /s/ Barbara Lungwitz
                    -----------------------------------
                             Barbara Lungwitz
                        Notary Public - Notary Seal
[SEAL]                       STATE OF MISSOURI
                             City of St. Louis
                    My Commission Expires Sept. 2, 1999

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Thomas A. Hays hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1995 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of February, 1996.

                                /s/ Thomas A. Hays          (L.S.)
                                ---------------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )

        On this 15th day of February, 1996, before me, the undersigned Notary Public in and for said State, personally appeared Thomas A. Hayes, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                          /s/ Barbara Lungwitz
                    -----------------------------------
                             Barbara Lungwitz
                        Notary Public - Notary Seal
[SEAL]                       STATE OF MISSOURI
                             City of St. Louis
                    My Commission Expires Sept. 2, 1999

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Thomas H. Jacobsen hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1995 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of February, 1996.

                                /s/ Thomas H. Jacobsen      (L.S.)
                                ---------------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )

        On this 6th day of February, 1996, before me, the undersigned Notary Public in and for said State, personally appeared Thomas H. Jacobsen, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                          /S/ JEANNE M. HANNAH
                     -----------------------------------
                       JEANNE M. HANNAH, NOTARY PUBLIC
                     ST. LOUIS COUNTY, STATE OF MISSOURI
                         MY COMMISSION EXPIRES 8/9/96
[SEAL]

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Richard A. Liddy hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1995 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of February, 1996.

                                /s/ Richard A. Liddy        (L.S.)
                                ---------------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )

        On this 9th day of February, 1996, before me, the undersigned Notary Public in and for said State, personally appeared Richard A. Liddy, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                          /s/ Betty J. Olscher
                    -----------------------------------
                             Betty J. Olscher
                        NOTARY PUBLIC - NOTARY SEAL
                            STATE OF MISSOURI
                             ST. LOUIS COUNTY
                    MY COMMISSION EXP. MAR. 14, 1997

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned John Peters MacCarthy hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1995 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of February, 1996.

                                /s/ John Peters MacCarthy   (L.S.)
                                ---------------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )

        On this 15th day of February, 1996, before me, the undersigned Notary Public in and for said State, personally appeared John Peters MacCarthy, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                          /s/ Barbara Lungwitz
                    -----------------------------------
                             BARBARA LUNGWITZ
                        NOTARY PUBLIC - NOTARY SEAL
[SEAL]                       STATE OF MISSOURI
                             CITY OF ST. LOUIS
                    MY COMMISSION EXPIRES SEPT. 2, 1999

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Paul L. Miller, hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1995 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of February, 1996.

                                /s/ Paul L. Miller, Jr.     (L.S.)
                                ---------------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )

        On this 15th day of February, 1996, before me, the undersigned Notary Public in and for said State, personally appeared John Peters MacCarthy, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                          /s/ Barbara Lungwitz
                    -----------------------------------
                             BARBARA LUNGWITZ
                        NOTARY PUBLIC - NOTARY SEAL
[SEAL]                       STATE OF MISSOURI
                             CITY OF ST. LOUIS
                    MY COMMISSION EXPIRES SEPT. 2, 1999

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Robert H. Quenon hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1995 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of February, 1996.

                                /s/ Robert H. Quenon        (L.S.)
                                ---------------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )

        On this 6th day of February, 1996, before me, the undersigned Notary Public in and for said State, personally appeared Robert H. Quenon, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                          /s/ Barbara Lungwitz
                    -----------------------------------
                             BARBARA LUNGWITZ
                        NOTARY PUBLIC - NOTARY SEAL
[SEAL]                       STATE OF MISSOURI
                             CITY OF ST. LOUIS
                    MY COMMISSION EXPIRES SEPT. 2, 1999

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Harvey Saligman hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1995 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of February, 1996.

                                /s/ Harvey Saligman         (L.S.)
                                ---------------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )

        On this 15th day of February, 1996, before me, the undersigned Notary Public in and for said State, personally appeared Harvey Saligman, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                          /s/ Barbara Lungwitz
                    -----------------------------------
                             BARBARA LUNGWITZ
                        NOTARY PUBLIC - NOTARY SEAL
[SEAL]                       STATE OF MISSOURI
                             CITY OF ST. LOUIS
                    MY COMMISSION EXPIRES SEPT. 2, 1999

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Janet McAfee Weakley hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James
C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1995 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of February, 1996.

                                /s/ Janet M. Weakley        (L.S.)
                                ---------------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )

        On this 15th day of February, 1996, before me, the undersigned Notary Public in and for said State, personally appeared Janet M. Weakley, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                          /s/ Barbara Lungwitz
                    -----------------------------------
                             BARBARA LUNGWITZ
                        NOTARY PUBLIC - NOTARY SEAL
[SEAL]                       STATE OF MISSOURI
                             CITY OF ST. LOUIS
                    MY COMMISSION EXPIRES SEPT. 2, 1999